Filed pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897

Argent Small Cap Fund (the “Fund”),
a series of Manager Directed Portfolios (the “Trust”)

Supplement dated January 5, 2021
to the Prospectus and Statement of Additional Information (“SAI”),
each dated April 30, 2020, as previously supplemented

On December 29, 2020, John F. Meara, Senior Advisor to Argent Capital Management LLC (the “Advisor”), the Fund’s investment adviser, retired from the firm. Because Mr. Meara beneficially owned greater than 25% of the outstanding shares of the Advisor, and because Mr. Meara’s shares were redeemed by the Advisor upon his retirement, a change in control occurred which constituted an “assignment” of the investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the investment advisory agreement automatically terminated upon its “assignment.”

At a special meeting held on December 28, 2020, prior to the termination of the investment advisory agreement, the Board of Trustees (the “Board”) of the Trust determined it was in the best interests of shareholders to retain the Advisor as the Fund’s investment adviser on an interim basis in order to avoid disruption of the Fund’s investment management program. The Board approved an interim investment advisory agreement between the Advisor and the Trust, on behalf of the Fund, in accordance with Rule 15a-4 under the 1940 Act. The interim investment advisory agreement became effective upon the consummation of the change in control of the Advisor. Under the interim investment advisory agreement, and pursuant to the requirements of the 1940 Act, the Advisor is permitted to serve as interim investment adviser to the Fund until shareholders approve a new investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor or 150 days from the effective date of the interim investment advisory agreement, whichever is sooner.

At the meeting, the Board also approved a new investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor, which would become effective upon shareholder approval. In the coming months, shareholders of record of the Fund will receive a proxy statement seeking shareholder approval of the new investment advisory agreement with the Advisor on behalf of the Fund at a special meeting of shareholders to be held in the second quarter of 2020.

The date of this supplement is January 5, 2021.

Please retain this supplement with your Prospectus and SAI future reference.